Exhibit 15

Powers of Attorney

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Scott W. Ham, a Director and Division President – Life & Protection of Western Reserve Life Assurance Co. of Ohio, an Ohio corporation, do hereby appoint Richard Wirth and Darin D. Smith, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1933 File Number
Separate Account VA U	WRL Freedom Premier III Variable Annuity	333-108525
Separate Account VA V	Flexible Premium Variable Annuity – F	333-112089
WRL Series Annuity Account	WRL Freedom Attainer	33-49556
WRL Series Annuity Account	WRL Freedom Bellwether	33-49550
WRL Series Annuity Account	WRL Freedom Premier	333-82705
WRL Series Annuity Account	WRL Freedom Access	333-84773
WRL Series Annuity Account	WRL Freedom Ehnancer	333-93169
WRL Series Annuity Account	WRL Freedom Variable Annuity	33-24856
WRL Series Annuity Account	WRL Freedom Conqueror	33-49558
WRL Series Annuity Account	WRL Freedom Wealth Creator	333-24959
WRL Series Annuity Account B	Janus Annuity	33-63246
Separate Account VA AA	WRL Freedom Advisor	333-145461

IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of April, 2014.

/s/ Scott W. Ham
Scott W. Ham
Director and Division President – Life & Protection

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, a Director, Senior Vice President and Treasurer of Western Reserve Life Assurance Co. of Ohio, an Ohio corporation, do hereby appoint Richard Wirth and Darin D. Smith, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1933 File Number
Separate Account VA U	WRL Freedom Premier III Variable Annuity	333-108525
Separate Account VA V	WRL Freedom Multiple	333-112089
WRL Series Annuity Account	WRL Freedom Attainer	33-49556
WRL Series Annuity Account	WRL Freedom Bellwether	33-49550
WRL Series Annuity Account	WRL Freedom Premier	333-82705
WRL Series Annuity Account	WRL Freedom Access	333-84773
WRL Series Annuity Account	WRL Freedom Ehnancer	333-93169
WRL Series Annuity Account	WRL Freedom Variable Annuity	33-24856
WRL Series Annuity Account	WRL Freedom Conqueror	33-49558
WRL Series Annuity Account	WRL Freedom Wealth Creator	333-24959
WRL Series Annuity Account B	Janus Annuity	33-63246
Separate Account VA AA	WRL Freedom Advisor	333-145461

IN WITNESS WHEREOF, I have hereunto set my hand this 2nd day of April, 2014.

/s/ C. Michiel van Katwijk
C. Michiel van Katwijk
Director, Senior Vice President and Treasurer